o BT INSTITUTIONAL FUNDS o


                           INTERNATIONAL EQUITY FUND


                                  ANNUAL REPORT
                                ----------------
                                SEPTEMBER o 1998

--------------------------------------------------------------------------------
International Equity Fund

Table of Contents
--------------------------------------------------------------------------------


              Letter to Shareholders                                       3
              International Equity Fund
                Statement of Assets and Liabilities                        7
                Statement of Operations                                    8
                Statements of Changes in Net Assets                        9
                Financial Highlights                                      10
                Notes to Financial Statements                             11
                Report of Independent Accountants                         13
                Tax Information                                           13

              International Equity Portfolio
                Schedule of Portfolio Investments                         14
                Statement of Assets and Liabilities                       16
                Statement of Operations                                   17
                Statements of Changes in Net Assets                       18
                Financial Highlights                                      18
                Notes to Financial Statements                             19
                Report of Independent Accountants                         22


                              -------------------
         The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                              -------------------

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the International Equity Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook, as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
Emerging market uncertainties spoiled the record-setting pace most developed equity markets had enjoyed through mid-July. Market watchers initially viewed the sell-off as an over-reaction to localized events, but in time, it became increasingly apparent that the G7 nations would not be immune to such contagion. Although no single event led to the massive correction experienced this summer, several bonfires contributed in a significant way. These included:

o Russian political, financial and economic turmoil
o Japanese indecisiveness regarding methods for stimulating its economy and dealing with bankrupt financial institutions
o global bank exposure to foundering hedge funds
o weaker U.S. corporate earnings amid high price/earnings multiples
o moves toward impeachment proceedings against President Clinton
o potential for foreign loan defaults in Brazil, and
o election jitters in Germany.

Furthermore, world markets were disappointed that the U.S. Federal Reserve Board reduced its key discount rate by only 0.25% to 5.25% during the closing days of September. Although the Fed's behavior in recent years has been to move in such increments, market pundits had expected a half percent move in recognition of the rapidly weakening economic outlook both at home and abroad.

Europe
European markets, which had been this fiscal year's global performance leaders, quickly gave back much of their tremendous gains during the summer months. For example, while many equity markets delivered U.S. dollar returns in excess of 35% from January through mid-July 1998, most were scarcely ahead of where they started the year by the end of September. For the six-month period ended September 30, 1998, only Finland and Belgium offered positive returns. Europe's largest markets--the United Kingdom, France, and Germany--delivered -12.7%, -6.9%, and -1.3% in U.S. dollar returns, respectively. Markets in Europe's periphery, which are the beneficiaries of interest rate convergence, initially soared, only to be turned back by the end of the fiscal period. These periphery markets include Italy, Spain, Portugal, and Ireland.

Although the half year period paints a dismal picture, in the context of the last twelve months, a more favorable story unfolds. Europe as a whole gained 8.7%, led by the continent's smaller markets--Finland, Italy, Spain, and Portugal. France and Germany's annual performance was robust as well. The United Kingdom's market--the largest in Europe--offered a lackluster, but still positive, return.

Asia
This region's markets, overall, ended down 41.9% for the fiscal year ended September 30, 1998. The worst performers, in U.S. dollar terms, were Indonesia, Malaysia, Thailand, and South Korea.

Japan's economy is now mired in recession with no end in sight. The problems of the beleaguered financial sector, if appropriately addressed, would likely worsen the economic malaise, since it would result in massive layoffs and downward revisions to assets values. Conversely, ignoring the extent of bad debts and delaying their write-offs would likely dig a deeper hole for the Nikkei Index, now trading at 12-year lows. Japanese equities declined by 18.8% during the six-month period ended September 30, 1998 and by 33.4% over the twelve-month period ended on that date, in U.S. dollar terms. The nation's poor economic health does not bode well in terms of its impact on the rest of Asia.


 TEN LARGEST STOCK HOLDINGS                     % of Net Assets

 Credito Italiano (Banks)                             2.01%
 Railtrack Group Plc. (Transportation)                1.75%
 Societe Generale d'Entreprises SA
 (Building & Construction)                            1.72%
 Suez-Lyonnaise Des Eaux (Utilities)                  1.69%
 Endesa SA (Utilities-Electric)                       1.64%
 Canal Plus (Television)                              1.56%
 Telecom Italia SPA (Telecommunications)              1.54%
 British Energy Plc. (Utilities-Electric)             1.53%
 Fomento de Construcciones y Contratas SA
 (Building)                                           1.50%
 Bayerische Vereinsbank AG (Banks)                    1.43%



Outside of Japan, economies in the region are still struggling to recover after more than a year since the start of the Southeast Asia financial crisis. Compounding the problem are the recession in Japan, the deflationary pressures in the U.S. and Europe, and the global credit crunch, which is bidding up the cost of capital beyond the means of many nations in the region. Many of the crisis-torn countries are opting for lower domestic interest rates and larger fiscal spending budgets, putting aside strict International Monetary Fund (IMF) guidelines for the moment. Malaysia has imposed capital and currency controls, while Hong Kong implemented tougher short-selling rules and spent $15 billion to support its equity market. Unrest in Indonesia brought the resignation of President Suharto amid sharp economic decline. Concerns heightened that China would devalue its currency when the yen depreciated dramatically against the U.S. dollar in August. Despite the skeptics, however, China has been able to hold firm.

Although economic contraction accelerated in the second calendar quarter for nearly every country in the region, some positive signs are developing.

o Restructuring efforts are underway and have led to falling interest rates over the quarter and the year ended September 30, 1998, while regional currencies have been fairly stable except in Indonesia.
o The Korean won and the Thai baht have risen about 26% year-to-date as of September 30th, helped by projected current account surpluses in excess of 10% of GDP.
o China has shown some re-acceleration with positive growth trends developing in fixed asset investment, retail sales, loan balances, and money supply.

Other Markets
Canada began to feel the effect of a weaker Asia and a historically frail currency over the fiscal year. Lower commodity prices and softer

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders (continued)
--------------------------------------------------------------------------------

U.S. demand are also having a negative impact on an otherwise benign domestic environment, which has experienced good growth, low inflation, and political stability.

Russia defaulted on its short-term domestic bond and currency contracts and saw its currency plummet, despite receiving a $17.1 billion IMF-led package. Investors quickly abandoned emerging market bonds, dramatically raising the cost of capital.

Latin America's "feel-good factor" created by Brazil's successful privatization of Telebras, the telecommunications company, was short-lived, with weak commodity prices dampening the economic outlook for the region.

INVESTMENT REVIEW
During the last 6 months, the period under review, we continued to weight the Fund's portfolio toward Europe, favoring the continent and its smaller markets. Although we remain underweight the United Kingdom, as compared with the MSCI EAFE benchmark, our exposure increased through the addition of strong growth companies and yield opportunities. Though we added defensive holdings in Japan, we remained substantially underweight there, but added defensive holdings there. We significantly decreased our exposure to the Asia-Pacific region and to the emerging markets. Our small weighting in Canada has been trimmed even further as well. While absolute performance for the fiscal year was disappointing, the Fund did notably outperform both its benchmark and its category average. For the year and life of the Fund as of September 30th, the Fund has produced positive returns, significantly outperforming its benchmark and category average in each case.

Europe continues to offer the most attractive valuations and performance potential in our equity universe. The Fund's holdings there are beneficiaries of the restructuring and consolidation underway in specific industries as well as the economic growth we should witness as part of European economic and monetary union.

Although still underweight the Index, we added to our U.K. portfolio by increasing existing positions in British Aerospace, pharmaceutical leader Glaxo Wellcome, railway infrastructure company Railtrack Group, and British Energy. We took profits in gas transportation provider BG plc. We also bought telecom provider Colt Telecom and cellular provider Vodafone. We reduced the Fund's exposure to the U.K. hotel sector through the sale of Millenium & Copthorne.

France remains the Fund's largest market exposure. New positions there include media company Canal Plus, infrastructure developer Eiffage, data networker Equant, and Vivendi (formerly Generale Des Eaux). We also made significant additions to our holding in Suez Lyonnaise des Eaux; took profits in tire maker Michelin; and disposed of the electrical machinery manufacturer Schneider. We took profits in Franco-Belgian lender Dexia as well.

Elsewhere in core European markets, we were also actively buying and selling.

o Germany--We took advantage of market conditions in this nation to increase positions in insurer Allianz, regional bank Bayerische Hypo-und Vereinsbank, and diversified utility company Viag. We purchased pharmaceutical company Hoechst and took profits in specialized software services firm SAP. In addition, one of our holdings, Daimler-Benz, announced its plan to merge with U.S. auto maker Chrysler, creating the world's fifth largest car company, DaimlerChrysler.
o The Netherlands--We purchased telecommunications leader KPN and edged up our holdings in food retailer Ahold. We sold consumer products firm Hagemeyer on lower profit expectations in Asia and Latin America; Ispat on poor steel market conditions; and Philips Electronics on weakening consumer electronics demand.
o Switzerland--After diminished earnings prospects following disclosure regarding Russian loans, we sold Credit Suisse but participated in the initial public offering of Swisscom, the national telephone company.

We maintained the Fund's significant emphasis on Europe's peripheral markets during the reporting period.

o Italy--We continued to find exciting opportunities here, where we added new names in the restructuring financial sector. We replaced our holding in Banca di Roma with Banca Commerciale Italiana and purchased shares in regional banks Banca Popolare di Bergamo and Banca Popolare di Milano. With softening demand in

---------------------------------------------------------------------------------------------------------------------
 Periods ended September 30, 1998                 Cumulative Total Returns          Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------
                                                  Past 1             Since            Past 1             Since
                                                   year           inception            year            inception
 BT Institutional International
  Equity Fund* (inception 4/1/97)
  Class I                                          -2.86%            18.90%           -2.86%            12.28%
  Class II                                         -1.96%            20.10%           -1.96%            13.03%
---------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital
  International ("MSCI")
  EAFE Index**                                     -8.34%             2.83%           -8.34%             1.88%
---------------------------------------------------------------------------------------------------------------------
 Lipper International Equity
  Funds Average***                                -10.65%             0.89%          -10.65%             0.48%

-------------------
* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**  Indexes are unmanaged, and investments cannot be made in an index.
*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders (continued)
--------------------------------------------------------------------------------

                    DIVERSIFICATION OF PORTFOLIO INVESTMENTS
                      By Country as of September 30, 1998
                     (percentages are based on net assets)

                            [PIE CHART APPEARS HERE]


             Netherlands 5%                                Japan 6%
             Portugal 5%                                  Italy 10%
             Spain 8%                                    Ireland 3%
             Switzerland 3%                                  United
             Germany 10%                                Kingdom 13%
             France 19%                Cash and Cash Equivalents 7%
             Other(+) 3%                                 Finland 4%
                                                       Australia 2%
                                                          Canada 2%



-------------------
(+)  Includes countries with weightings of less than 2%.


Asia, we took profits in luxury goods maker Bulgari and in food company Parmalat, which has considerable exposure to Brazil. We also sold Italgas for a gain among signs that return on capital would weaken.

o Spain--We enlarged our position in utility bellwether Endesa and also added shares in state tobacco monopoly Tabacalera.
o Portugal--The Fund continued to benefit from strong performance in this market with our considerable presence there. But we sold Portugal Telecom, due to its weakening expansion outlook in Brazil.
o Sweden--Difficult conditions in many of this nation's export markets led to our sale of appliance maker Electrolux and paper company Stora. We used the opportunity to take profits in auto maker Volvo and global engineering firm ABB.
o Finland--We initiated a new position in cholesterol-reducer Raisio and telecom service company Helsinki Telephone, while selling UPM-Kymmene due to concerns over pricing power in the paper industry.
o Ireland--We participated in the initial public offering of long distance and cellular provider Esat Telecom Group. We sold paper company Jefferson Smurfit.

We added only one new name to the Fund's Japanese portfolio, reflecting a lack of confidence in the ability of policy makers to take the economy out of recession and to fully address the bad debt crisis in the financial sector. Household products manufacturer Kao Corporation was purchased. We sold one pharmaceutical company, Sankyo, on valuation concerns, and we increased the Fund's position in a competitor, Takeda Chemical.


--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in
Value of a $10,000 Investment
in the International Equity
Fund - Class I and Class II,
with the MSCI EAFE Index
since April 1, 1997.

                                  Total Return
                            Ended September 30, 1998

                            Class I          Class II
                          Since 4/1/97*    Since 4/1/97**
                           12.28%**           13.03%
                           One Year          One Year
                            -2.86%            -1.96%

*  The Fund's inception date.
** Annualized

Investment return and principal value
may fluctuate so that shares, when
redeemed, may be worth more or less
than their original cost.



                  [GRAPH APPEARS HERE - SEE PLOT POINTS BELOW]


                  International
                  Equity Fund -            MSCI EAFE
                  Class I - $11,890        Index - $10,283
    April-97          10,000                   10,000
    Jun-97            11,298                   11,238
    Sep-97            11,860                   11,218
    Sep-98            11,890                   10,283



                  [GRAPH APPEARS HERE - SEE PLOT POINTS BELOW]

                  International
                  Equity Fund -            MSCI EAFE
                  Class II - $12,010       Index - $10,283
    Apr-97            10,000                   10,000
    Jun-97            11,298                   11,238
    Sep-97            11,870                   11,218
    Sep-98            12,010                   10,283



Past performance is not indicative of future performance.   The Fund is not
insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.

--------------------------------------------------------------------------------
International Equity Fund


Letter to Shareholders (continued)
--------------------------------------------------------------------------------


Elsewhere in the Asia-Pacific region, we sold more than we bought.

o Australia--We purchased diversified financial services leader AMP, which is domestically-geared, and took profits in its competitor, Asia-exposed National Mutual.
o New Zealand--We sold our position in Telecom Corporation of New Zealand due to worsening economic prospects.
o Hong Kong--The Hong Kong Monetary Authority attempted to rescue its market by injecting public funds, thereby providing liquidity for the Fund's portfolio to take our weighting there to zero.
o Korea--We sold Pohang Iron &Steel over concerns of prolonged margin pressure.


Conditions in the rest of the region remain weak, although equity markets may be finally forming a bottom. We moved out of small positions in Singapore, Thailand, and the Philippines.

We also significantly reduced our emerging market exposure particularly through the sale of our remaining holdings in Latin America due to deteriorating economic conditions, high real interest rates and potential currency devaluation in Brazil.

Activity in other markets was minimal. We added telephone giant BCE in Canada, but then sold the shares due to weakening equipment demand. We purchased Greek mobile telecom company STET Hellas.

MANAGER OUTLOOK
The risk premium for equities has risen considerably in recent months, reflecting increased expectations of slower economic growth and weaker earnings ahead. We believe the unprecedented volatility of not only emerging markets but their mature counterparts as well points to a need to pare risk and to revisit the fundamental facts that can contribute to outperformance. In the difficult near-term environment we foresee, firms that have a clear strategy for maintaining profitability and enhancing shareholder value will likely be those rewarded with rising stock prices.

We continue to believe that economic and monetary union will be a driver for European earnings. We also believe that lower interest rates will cushion the impact of slower growth there and around the world. The trend towards consolidation should accelerate as competitive pressures mount, leading to a greater number of new partnerships, acquisitions, and mergers.

In the near term, Japan is unlikely to effect a long-lasting resolution to its economic quagmire, in our opinion, nor is it realistic about solving its financial sector's severe bad debt crisis. History has shown that symbolic measures, while boosting the market temporarily, only lead to disappointment and ever weaker equity prices. The nation is at best likely to endure a prolonged recession, regardless of the speed at which problems are addressed. Asset deflation, sharply higher unemployment, continued declines in consumer confidence and corporate failures are the realities Japan must now face, because policy makers have too long ignored the depth of its problems. Perhaps a crisis of this magnitude will now prompt meaningful reform to take place, though the cure may be nearly as painful as the disease.

Since September, the Asia ex-Japan markets have staged a mild rally with the strengthening yen, the disappearance of short sellers due to the decline of hedge fund activity and fear of further government intervention, and the marginal allocation of monies into the region. However, we believe this mini-rally is akin to the false start we had earlier in the first calendar quarter, when marginal allocation of monies into the region produced large index returns due to the limited liquidity in the markets. The region has moved strongly on back of the yen's appreciation to below the 120 level, which we feel is unsustainable given Japan's weak fundamentals. The cracks forming in the U.S. and European economies will likely drag the Asian region down another notch, just when there are some signs that the economies are nearing a bottom. Export growth is already negative in U.S. dollar terms for Thailand and South Korea, even though these economies have not yet seen the impact of slowing in the U.S. and Europe. An economy must show signs of recovery for a sustained improvement in equity performance. Asia's markets could be range-bound for some time, with many policy and implementation issues still outstanding amid a deteriorating external environment.

Caution is still the word, we believe, for emerging markets, particularly in the global credit crunch scenario. Emerging Asia will likely perform the best, since it is furthest along in the correction process. Plus, within the emerging markets, Asia has the lowest real interest rates. Meanwhile, Latin America has the highest real interest rates, which supports our negative stance on the region. We still do not see a sustained recovery in commodity prices to which Latin America is very exposed. Even if Brazil succeeds in avoiding a currency devaluation, the economy will likely undergo a contraction. Eastern Europe has been hurt by the Russian meltdown, even though the region has, in recent years, moved more closely to its western counterparts. If western Europe slows, Eastern Europe will likely feel a double impact.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We value your support of the BT Institutional International Equity Fund and look forward to continuing to serve your investment needs in the years ahead.


                                /s/ Michael Levy
                                ________________

                               /s/ Robert Reiner
                               _________________

                                 /s/ Julie Wang
                                 ______________


                   Michael Levy, Robert Reiner and Julie Wang
                           Portfolio Managers of the
                         International Equity Portfolio
                               September 30, 1998

--------------------------------------------------------------------------------
International Equity Fund

Statement of Assets and Liabilities  September 30, 1998
--------------------------------------------------------------------------------

Assets
   Investment in International Equity Portfolio, at Value                                                $   567,368,112
   Receivable for Shares of Beneficial Interest Subscribed                                                     1,439,416
   Prepaid Expenses and Other                                                                                     23,144
                                                                                                         ---------------
Total Assets                                                                                                 568,830,672
                                                                                                         ---------------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed                                                          3,729,717
   Accrued Expenses and Other                                                                                    161,150
   Due to Bankers Trust                                                                                           26,995
                                                                                                         ---------------
Total Liabilities                                                                                              3,917,862
                                                                                                         ---------------
Net Assets                                                                                               $   564,912,810
                                                                                                         ===============
Composition of Net Assets
   Paid-in Capital                                                                                       $   613,481,815
   Undistributed Net Investment Income                                                                         5,366,265
   Accumulated Net Realized Loss from Investment, Option, Foreign Currency,
     Forward Foreign Currency and Foreign Futures Transactions                                               (31,837,489)
   Net Unrealized Depreciation on Investment, Option, Foreign Currency
     and Forward Foreign Currency Contracts                                                                  (22,097,781)
                                                                                                         ---------------
Net Assets                                                                                               $   564,912,810
                                                                                                         ===============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding)
Class I*                                                                                                 $         11.89
                                                                                                         ===============
Class II**                                                                                               $         12.01
                                                                                                         ===============

-------------------
* Net asset value, redemption price and offering price per share (based on net assets of $556,179,645 and 46,776,813 shares of beneficial interest outstanding and .001 par value, unlimited number of shares of beneficial interest authorized).
** Net asset value, redemption price and offering price per share (based on net assets of $8,733,165 and 727,296 shares of beneficial interest outstanding and .001 par value, unlimited number of shared beneficial interest authorized).

                  See Notes to Financial Statements on Page 11

--------------------------------------------------------------------------------
International Equity Fund

Statement of Operations  For the year ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income
   Income Allocated from International Equity Portfolio, net                                       $     6,217,369
                                                                                                   ---------------
Expenses
   Administration and Services Fees-- Class I                                                            1,446,112
   Administration and Services Fees-- Class II                                                              14,950
   Registration Fees                                                                                         7,047
   Registration Fees-- Class I                                                                             152,524
   Registration Fees-- Class II                                                                                543
   Professional Fees                                                                                        15,677
   Trustees Fees                                                                                             1,427
   Miscellaneous                                                                                            42,758
                                                                                                   ---------------
   Total Expenses                                                                                        1,681,038
   Less: Expenses Absorbed by Bankers Trust -- Class I                                                    (611,813)
         Expenses Absorbed by Bankers Trust -- Class II                                                    (16,556)
                                                                                                   ---------------
      Net Expenses                                                                                       1,052,669
                                                                                                   ---------------
Net Investment Income                                                                                    5,164,700
                                                                                                   ---------------
Realized and Unrealized Gain (Loss) on Investment, Option, Foreign Currency,
  Forward Foreign Currency and Foreign Futures Contracts
   Net Realized Gain (Loss) from:
      Investment Transactions                                                                          (13,219,308)
      Options Transactions                                                                              (4,915,757)
      Foreign Currency Transactions                                                                        459,487
      Forward Foreign Currency Transactions                                                               (215,625)
      Foreign Futures Transactions                                                                       1,331,887
   Net Change in Unrealized Appreciation/Depreciation on Investment, Option, Foreign Currency and
      Forward Foreign Currency Contracts                                                               (23,262,874)
                                                                                                   ---------------
Net Realized and Unrealized Loss on Investment, Option, Foreign Currency,
   Forward Foreign Currency and Foreign Futures Contracts                                              (39,822,190)
                                                                                                   ---------------
Net Decrease in Net Assets from Operations                                                         $   (34,657,490)
                                                                                                   ===============


                  See Notes to Financial Statements on Page 11

--------------------------------------------------------------------------------
International Equity Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     For the            For the period
                                                                                    year ended      April 1, 1997* through
                                                                                September 30, 1998    September 30, 1997
                                                                                ------------------  ----------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income                                                         $     5,164,700       $        38,801
   Net Realized Gain (Loss) from Investment, Option, Foreign Currency,
     Forward Foreign Currency and Foreign Futures Transactions                       (16,559,316)              592,278
   Net Change in Unrealized Appreciation/Depreciation on Investment, Option,
      Foreign Currency and Forward Foreign Currency Contracts                        (23,262,874)            1,165,093
                                                                                 ---------------       ---------------
Net Increase (Decrease) in Net Assets from Operations                                (34,657,490)            1,796,172
                                                                                 ---------------       ---------------
Capital Transactions in Shares of Beneficial Interest
   Net Increase Resulting from Class I Shares                                        548,604,135            41,615,668
   Net Increase Resulting from Class II Shares                                           189,409             7,364,916
                                                                                 ---------------       ---------------
Net Increase from Capital Transactions in Shares of Beneficial Interest              548,793,544            48,980,584
                                                                                 ---------------       ---------------
Total Increase in Net Assets                                                         514,136,054            50,776,756
Net Assets
Beginning of Year                                                                     50,776,756                    --
                                                                                 ---------------       ---------------
End of Year (including undistributed net investment income of $5,366,265 and
   $58,795, respectively)                                                        $   564,912,810       $    50,776,756
                                                                                 ===============       ===============

-------------------
* Commencement of operations

                  See Notes to Financial Statements on Page 11

--------------------------------------------------------------------------------
International Equity Fund

Financial Highlights
--------------------------------------------------------------------------------


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the International Equity Fund.

                                                                    Class I Shares                        Class II  Shares
                                                       -------------------------------------- -------------------------------------
                                                           For the         For the period        For the          For the period
                                                         year ended    April 1, 1997* through   year ended   April 1, 1997* through
                                                       Sept. 30, 1998     Sept. 30, 1997      Sept. 30, 1998      Sept. 30, 1997
                                                       --------------  ---------------------- -------------- ----------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                       $12.24              $10.00              $12.25              $10.00
                                                           ------              ------              ------              ------
Income fromInvestment Operations
   Net Investment Income                                     0.10                0.00(+)             0.14                0.04
   Net Realized and Unrealized Gain (Loss) on Investment,
     Option, Foreign Currency, Forward Foreign Currency
     and Foreign Futures Contracts                          (0.45)               2.24               (0.38)               2.21
                                                           ------              ------              ------              ------
Total from Investment Operations                            (0.35)               2.24               (0.24)               2.25
                                                           ------              ------              ------              ------
Distributions to Shareholders
   Net Investment Income                                       --                  --                  --                  --
   Net Realized Gains                                          --                  --                  --                  --
                                                           ------              ------              ------              ------
Total Distributions                                            --                  --                  --                  --
                                                           ------              ------              ------              ------
Net Asset Value, End of Period                             $11.89              $12.24              $12.01              $12.25
                                                           ======              ======              ======              ======
Total Investment Return                                     (2.86)%             22.40%              (1.96)%             22.50%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)               $556,180             $42,566              $8,733              $8,211
   Ratios to Average Net Assets:
      Net Investment Income                                  1.40%               0.20%**             1.89%               0.85%**
      Expenses, Including Expenses of the
        International Equity Portfolio                       0.95%               0.95%**             0.75%               0.80%**
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses by
        Bankers Trust                                        0.32%               0.67%**             0.36%               0.64%**

-------------------
*   Commencement of operations
**  Annualized
(+) Less than $.001

                  See Notes to Financial Statements on Page 11

--------------------------------------------------------------------------------
International Equity Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization
BT Institutional Funds Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on March 26, 1990, as a business trust under the laws of the Commonwealth of Massachusetts. The International Equity Fund (the "Fund") is offered to investors by its respective Trust.

The Fund offers two classes of shares to investors: Class I and Class II shares (the "Classes"). Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class.

The Class I and Class II shares commenced operations and began offering shares of beneficial interest on April 1, 1997.

The Fund seeks to achieve its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1998, the Fund's investment was approximately 31% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report, and should be read in conjunction with the Fund's financial statements.

B. Investment Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.


C. Investment Income
The Fund's income, net of expenses, is earned daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination. Net investment income is allocated daily to each class of shares based upon its relative proportion of net assets.

D. Organizational Expenses
Costs incurred by the Fund in connection with its organization and initial registration is being amortized over a five-year period.

E. Distributions
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income and net realized short-term and long-term capital gains, if any. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date.

F. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code and distribute substantially all of its income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Fund has capital loss carryover of $1,302,651 and $599,872 expiring 2005 and 2006, respectively. In addition the Fund has deferred post October currency losses of $3,818,300 and post October capital losses of $29,934,965 to next year.

G. Other
The Trust accounts separately for the assets, liabilities and operations of each Fund and each Class. Expenses directly attributable to each Fund or Class are charged to that Fund or Class, while expenses, which are attributable to the Trust are allocated among the Funds.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .40% and .70% of average daily net assets for Class I and Class II, respectively. Prior to August 13, 1998, the Administrative and Service Fee for Class II was 0.15% of average daily net assets.

The Trust has entered into a distribution agreement with ICCDistributors, Inc. ("ICC") under which ICCwill serve as distributor for shares sold on behalf of each class of Shares.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of each Class of Shares, to the extent necessary, to limit all expenses as follows: International Equity Fund Class I shares to 0.25 of 1% of the average daily net assets of the Class, excluding expenses of the Portfolio and
 .95% of the average daily net assets of the Class, including expenses of the Portfolio; International Equity Fund Class II shares to .55% of the average daily net assets of the Class, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Class, including expenses of the Portfolio. Prior to August 13, 1998, Bankers Trust voluntarily waived and reimbursed expenses for Class I at a rate of 0.30% of the average daily net assets of the Class, excluding expenses of the Portfolio and 0.95% of the average daily net assets of the Class, including expenses of the Portfolio; Class II at a rate of 0.15% of the average daily net assets of the Class, excluding expenses of the Portfolio, and 0.80% of the average daily net assets of the Class, including expenses of the Portfolio.

The Fund is a participant with other affiliated entities in a revolving credit facility (the "revolver") and a discretionary demand line of credit facility collectively (the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis and is apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

--------------------------------------------------------------------------------
International Equity Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 3--Shares of Beneficial Interest
At September 30 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                       Class I Shares               Class I Shares
                     For the Year Ended          For the Period Ended
                     September 30, 1998           September 30, 1997*
                 ---------------------------   -------------------------
                   Shares         Amount         Shares        Amount
                 -----------   -------------   ----------    -----------
Sold             62,156,856    $797,499,509     3,500,360    $41,890,813
Reinvested               --              --            --             --
Redeemed        (18,857,253)   (248,895,374)      (23,150)      (275,145)
                -----------    ------------     ---------    -----------
Net Increase     43,299,603    $548,604,135     3,477,210    $41,615,668
                ===========    ============     =========    ===========

                       Class II Shares             Class II Shares
                     For the Year Ended          For the Period Ended
                     September 30, 1998           September 30, 1997*
                 ---------------------------   -------------------------
                   Shares         Amount         Shares        Amount
                 -----------   -------------   ----------    -----------
Sold                727,688      $9,444,662     1,871,504    $21,815,000
Reinvested               --              --            --             --
Redeemed           (670,710)     (9,255,253)   (1,201,186)   (14,450,084)
                -----------    ------------     ---------    -----------
Net Increase         56,978      $  189,409       670,318    $ 7,364,916
                ===========    ============     =========    ===========

-------------------
* Commencement of operations for the International Equity Fund Class I and Class II Shares was April 1, 1997.

Note 4--Risks of Investing in Foreign Securities
The Portfolio invests in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

--------------------------------------------------------------------------------
International Equity Fund

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Trustees of BT Institutional Funds and Shareholders of International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Fund (one of the Funds comprising BTInstitutional Funds, hereafter referred to as the "Fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998



--------------------------------------------------------------------------------

Tax Information (Unaudited) For the Year Ended September 30, 1998
--------------------------------------------------------------------------------


During the year ended September 30, 1998, the Fund received income from foreign sources in the amount of $2,595,228. The Fund paid foreign taxes in the amount of $706,709, or $0.0149 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments September 30, 1998
--------------------------------------------------------------------------------


   Shares               Description                                   Value
   ------               -----------                                   -----
               COMMON STOCK -  93.00%
               Australia - 2.15%
    1,127,100  AMP Limited (Insurance) (a)                      $   13,652,038
      716,000  Brambles Industries Ltd. (Transportation)            15,448,634
    1,760,900  TABCORP Holdings Ltd. (Gaming)                       10,221,215
                                                                --------------
                                                                    39,321,887
                                                                --------------

               Austria - 0.83%
      313,687  Die Erste Bank Der Oesterreichisch
                Spar-Casse AG (Banks)                               15,204,993
                                                                --------------

               Botswana - 0.34%
    4,890,200  Sechaba Breweries Ltd. (Brewery)                      6,175,222
                                                                --------------

               Canada - 2.25%
      317,400  Cadillac Fairview Corp. (Real Estate
                Invest/Mgmt) (a)                                     5,760,700
      800,100  Newcourt Credit Group, Inc. (Finance)                20,707,607
      362,600  Royal Bank of Canada (Banks)                         14,706,421
                                                                --------------
                                                                    41,174,728
                                                                --------------

               Finland - 3.76%
      381,100  Helsinginpuhelin Telecom
                (Telecommunications)                                17,075,581
      510,975  KCI Konecranes International Plc.
                (Engineering) (c)                                   20,093,169
      267,800  Nokia Corp., ADR-A (Telecommunication
                Equipment)                                          21,005,562
      732,100  Raisio Group PLC (Food)                              10,646,425
                                                                --------------
                                                                    68,820,737
                                                                --------------

               France - 18.94%
      100,157  Accor SA (Lodging)                                   20,997,087
      236,600  AXA (Insurance)                                      21,655,688
      397,600  Banque Nationale de Paris (Banks)                    21,281,758
      117,900  Canal Plus (Television)                              28,629,371
      546,200  Dassault Systemes SA, ADR
                (Computer Software)                                 19,048,725
      144,213  Eiffage (Building and Construction)                   9,919,018
      195,900  Elf Aquitaine SA (Oil & Gas)                         24,151,959
      185,200  Equant N.V. (Computer Services) (a)                   9,549,458
      229,900  Paribas (Financial Services)                         12,387,561
      627,000  Renault SA (Autos &Trucks)                           25,058,521
       33,500  Rexel SA (Electrical Equipment)                       2,928,740
      454,100  Rhone-Poulenc-A (Pharmaceuticals)                    19,039,662
      321,874  SEITA (Tobacco)                                      18,606,762
      841,570  Societe Generale d'Entreprises SA
                (Building &Construction) (c)                        31,456,772
      181,500  Suez Lyonnaise Des Eaux (Utilities)                  30,893,341
      197,700  Total SA-B (Oil & Gas)                               24,902,977
      125,596  Unibail (Real Estate Invest/Mgmt) (c)                17,590,790
       44,900  Vivendi (Utilities)                                   8,940,265
                                                                --------------
                                                                   347,038,455
                                                                --------------

               Germany 10.01%
      191,300  Adidas-Solomon AG (Athletic Apparel) (b)             21,918,123
       63,300  Allianz AG (Insurance)                               19,617,926
      355,350  Bayerische Hypo-Und Vereinsbank AG
                (Banks)                                             26,150,563
      222,600  Daimler-Benz AG (Autos & Trucks)                     18,618,810
      331,800  Hoechst AG (Pharmaceuticals)                         13,697,618
    1,116,100  Lufthansa Aktien AG (Airlines)                       22,042,875
      215,000  Mannesmann AG (Multi-Industry)                       19,681,105



   Shares               Description                                   Value
   ------               -----------                                   -----
       26,200  Viag AG (Utilities)                              $   17,995,453
      329,090  Volkswagen AG (Autos and Trucks)                     23,725,825
                                                                --------------
                                                                   183,448,298
                                                                --------------
               Greece - 0.38%
           22  Hellenic Telecommunication Organization
                SA (Telecommunications)                                    519
      226,200  STET Hellas Telecom ADR
                (Telecommunications) (a)                             7,012,200
                                                                --------------
                                                                     7,012,719
                                                                --------------

               India - 0.22%
      125,400  NIIT Limited (Computer Software) (a)                  4,042,700
                                                                --------------

               Ireland - 3.30%
    1,455,700  Bank of Ireland (Bank) (a)                           25,888,969
    1,907,270  CRH Plc. (Building Materials)                        24,086,007
      300,800  Esat Telecom Group ADR
                (Telecommunications) (a) (c)                        10,076,800
      243,416  Smurfit (Jefferson Group) (Paper)                       363,785
                                                                --------------
                                                                    60,415,561
                                                                --------------

               Israel - 0.16%
    1,229,762  Bank Hapoalim Ltd (Banks) (a)                         3,003,008
                                                                --------------

               Italy - 9.54%
      753,925  Assicurazioni Generali (Insurance)                   24,500,452
    4,214,900  Banca Commerciale Italia (Banks) (a)                 25,315,672
    8,149,000  Banca Nazionale del Lavoro (Banks)                   20,712,155
      476,200  Banca Popolare di Bergamo (Banks)                     9,639,560
    1,418,200  Banca Popolare di Milano (Banks)                     10,213,066
    8,840,200  Credito Italiano (Banks)                             36,806,303
    2,509,000  ENI SPA (Oil & Gas)                                  15,365,718
       37,600  ENI SPA, ADR (Oil & Gas)                              2,303,000
      406,200  Italgas SPA (Utilities)                               1,742,841
    4,090,500  Telecom Italia SPA (Telecommunications)              28,157,848
                                                                --------------
                                                                   174,756,615
                                                                --------------

               Japan - 5.96%
      182,100  AJL Peps Trust (Household Products)                     819,450
      411,000  Fuji Photo Film Co. (Photo Equipment
                & Supplies)                                         14,191,155
    1,230,600  Kao Corp. (Household Products)                       19,708,404
      220,200  Nintendo Co. Ltd. (Toys & Games)                     20,771,143
      174,600  Rohm Co. Ltd. (Electronics)                          16,674,993
      234,200  Sony Corp. (Consumer Electronics)                    16,327,931
      772,900  Takeda Chemical Industries
                (Pharmaceuticals)                                   20,724,985
                                                                --------------
                                                                   109,218,061
                                                                --------------

               Netherlands - 5.20%
      843,100  Ahold NV (Retail - Food)                             25,179,847
      285,900  Benckiser NV (Household Products)                    14,256,326
      470,484  ING Groep NV (Financial Services)                    21,189,375
      593,400  Koninklijke PTT NV (Telecommunications)              18,320,450
      443,300  Nutreco Holding NV (Food)                            16,390,648
                                                                --------------
                                                                    95,336,646
                                                                --------------

               Portugal - 4.92%
      548,100  Banco Comercial Portugues, SA (Banks)                14,786,830
      402,700  BPI-SGPS, SA (Banks)                                 11,094,233
      635,800  Cimpor-Cimentos de Portugal SGPS SA
                (Building Materials)                                17,712,485
      979,400  Electricidade de Portugal SA (Utilities -
                Electric)                                           22,511,727


            See Notes to Financial Statements on Pages 19, 20 and 21

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments September 30, 1998
--------------------------------------------------------------------------------


   Shares               Description                                   Value
   ------               -----------                                   -----

      186,700  Telecel-Comunicacaoes Pessoais, SA
                (Telecommunications)                            $   24,105,735
                                                                --------------
                                                                    90,211,010
                                                                --------------

               Singapore - 0.18%
    1,076,600  Venture Manufacturing (Singapore) Ltd.
               (Contract Manufacturers)                              3,323,037
                                                                --------------

               Spain - 8.37%
      247,383  Aldeasa SA (Retail)                                   8,558,670
    1,047,560  Argentaria Corp Bancaria (Banks)                     20,831,007
      326,000  Banco Popular Espanol SA (Banks)                     20,537,782
    1,333,132  Endesa SA (Utilities - Electric)                     30,028,666
      589,191  Fomento de Construcciones y Contratas SA
                (Building & Construction)                           27,496,824
    1,190,100  Tabacalera SA (Tobacco)                              26,094,826
      543,197  Telefonica Compania de Espana
               (Telecommunications)                                 19,806,148
                                                                --------------
                                                                   153,353,923
                                                                --------------

               Sweden - 0.75%
    1,393,000  Castellum AB (Real Estate Invest/Mgmt) (c)           13,779,756
                                                                --------------


               Switzerland - 2.90%
       11,080  Novartis AG (Pharmaceuticals)                        17,760,977
       74,800  UBS-Bearer (Banks)                                   14,589,323
       42,000  Zurich (Insurance)                                   20,843,748
                                                                --------------
                                                                    53,194,048
                                                                --------------

               United Kingdom - 12.84%
      796,900  Barclays Plc. (Banks)                                12,960,190
    4,137,375  British Aerospace Plc. (Aerospace)                   24,942,668
    2,877,600  British Energy Plc. (Utilities - Electric)           28,020,809
    2,040,800  British Land Co. Plc. (Real Estate
                Invest/Mgmt)                                        20,392,637
      222,809  British Petroleum Plc., ADR (Oil & Gas)              19,440,085
       12,000  COLT Telecom Group, ADR
                (Telecommunications)                                   408,000
    1,856,700  COLT Telecom Group Plc.
                (Telecommunications)                                15,893,259
    2,616,600  Compass Group Plc. (Services - Catering)             24,345,409
      799,000  Glaxo Wellcome Plc. (Pharmaceuticals)                23,531,031
    2,340,000  Orange Plc (Telecommunications) (a)                  21,851,395
    1,121,300  Railtrack Group Plc. (Transportation)                31,993,970
    2,059,300  SOCO International Plc. (Oil & Gas) (a) (c)           2,169,736
      798,900  Vodafone Group Plc. (Telecommunications)              9,313,484
                                                                --------------
                                                                   235,262,673
                                                                --------------

Total  Common Stock   (Cost $1,687,770,198)                      1,704,094,077
                                                                --------------

               Short Term Instruments - 9.46%
               USA - 9.46%
  173,362,832  BT Institutional Cash Management Fund
                (cost $173,362,832)                                173,362,832
                                                                --------------

               Options 0.26%
        1,569  Nikkei 225 Index, December 1999                         101,014
        1,832  Nikkei 225 Index, March 1999                          1,452,688
        3,334  Nikkei 225 Index, March 1999                          2,405,301
        2,541  Nikkei 225 Index, March 1999                            708,594
                                                                --------------

    Total Options (Cost $9,173,704)                                  4,667,597
                                                                --------------



   Shares               Description                                   Value
   ------               -----------                                   -----
Total Investments (Cost $1,870,306,734)            102.72%      $1,882,124,506
Liabilities in Excess of Other Assets               (2.72)%        (49,872,679)
                                                   ------       --------------
Net Assets                                         100.00%      $1,832,251,827
                                                   ======       ==============


-------------------
(a) Non-Income Producing Security
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
(c) Illiquid securities fair valued by the valuation committee of the Board of Trustees (See Footnote 1)

     Industry Diversification (as a percentage of Net Assets):
     (Unaudited)

     Banks                                               16.58%
     Telecommunications                                   9.39%
     Insurance                                            5.47%
     Pharmaceuticals                                      5.17%
     Oil & Gas                                            4.82%
     Utilities - Electric                                 4.40%
     Building & Construction                              3.76%
     Autos & Trucks                                       3.68%
     Utilities                                            3.25%
     Real Estate Invest/Mgmt                              3.14%
     Transportation                                       2.59%
     Tobacco                                              2.44%
     Building Materials                                   2.28%
     Household Products                                   1.90%
     Financial Services                                   1.83%
     Television                                           1.56%
     Food                                                 1.48%
     Retail - Food                                        1.37%
     Aerospace                                            1.36%
     Services - Catering                                  1.33%
     Computer Software                                    1.26%
     Airlines                                             1.20%
     Athletic Apparel                                     1.20%
     Telecommunication Equipment                          1.15%
     Lodging                                              1.15%
     Toys & Games                                         1.13%
     Finance                                              1.13%
     Engineering                                          1.10%
     Multi Industry                                       1.07%
     Other Industries*                                    4.81%
                                                        -------
                                                         93.00%
     Cash & Cash Equivalents                              7.00%
                                                        -------
                                                        100.00%
                                                        =======


* No one industry represents more than 1.00% of the Portfolio.


            See Notes to Financial Statements on Pages 19, 20 and 21

--------------------------------------------------------------------------------
International Equity Portfolio

Statement of Assets and Liabilities  September 30, 1998
--------------------------------------------------------------------------------

Assets
   Investments, at Value:
      Common Stock and Options (Cost $1,696,943,902)                                             $ 1,708,761,674
      Short Term Instruments (Cost $173,362,832)                                                     173,362,832
                                                                                                 ---------------
Total Investments, at Value                                                                        1,882,124,506
   Cash*                                                                                              52,580,209
   Receivable for Securities Sold                                                                     15,996,325
   Unrealized Appreciation on Forward Foreign Currency Contracts                                       1,672,301
   Receivable for Foreign Taxes Withheld                                                               3,045,098
   Dividends and Interest Receivable                                                                   3,262,544
                                                                                                 ---------------
Total Assets                                                                                       1,958,680,983
                                                                                                 ---------------
Liabilities
   Due to Bankers Trust                                                                                1,055,109
   Payable for Securities Purchased                                                                  109,889,032
   Unrealized Depreciation on Forward Foreign Currency Contracts                                      15,367,696
   Accrued Expenses and Other                                                                            117,319
                                                                                                 ---------------
Total Liabilities                                                                                    126,429,156
                                                                                                 ---------------
Net Assets                                                                                       $ 1,832,251,827
                                                                                                 ===============
Composition of Net Assets
   Paid-in Capital                                                                               $ 1,833,981,668
   Net Unrealized Depreciation on Investments, Options, Foreign Currencies and
      Forward Foreign Currency Contracts                                                              (1,729,841)
                                                                                                 ---------------
Net Assets                                                                                       $ 1,832,251,827
                                                                                                 ===============

-------------------
*  Includes foreign cash of $31,861,454 with a cost of $31,731,283


            See Notes to Financial Statements on Pages 19, 20 and 21

--------------------------------------------------------------------------------
International Equity Portfolio

Statement of Operations For the year ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income
   Dividends (net for foreign withholding tax of $2,253,438)                                     $    27,824,776
   Interest                                                                                              621,775
                                                                                                 ---------------
Total Investment Income                                                                               28,446,551
                                                                                                 ---------------
Expenses
   Advisory Fees                                                                                       8,493,173
   Administration and Service Fees                                                                     1,959,963
   Professional Fees                                                                                      36,286
   Miscellaneous                                                                                          83,557
   Trustees Fees                                                                                           7,834
                                                                                                 ---------------
   Total Expenses                                                                                     10,580,813
   Less: Expenses Absorbed by Bankers Trust                                                           (1,959,180)
                                                                                                 ---------------
     Net Expenses                                                                                      8,621,633
                                                                                                 ---------------
Net Investment Income                                                                                 19,824,918
                                                                                                 ---------------
Realized and Unrealized Gain (Loss) on Investments, Options, Foreign Currencies,
   Forward Foreign Currency and Foreign Futures Contracts
   Net Realized Gain (Loss) from:
     Investment Transactions                                                                         (45,846,510)
     Options Transactions                                                                            (16,365,146)
     Foreign Currency Transactions                                                                     1,372,837
     Forward Foreign Currency Transactions                                                            (1,384,734)
     Foreign Futures Transactions                                                                      4,715,048
   Net Change in Unrealized Depreciation on Investments, Options, Foreign Currencies and
     Forward Foreign Currency Contracts                                                             (106,649,538)
                                                                                                 ---------------
Net Realized and Unrealized Loss on Investments, Options, Foreign Currencies,
  Forward Foreign Currency and Foreign Futures Contracts                                            (164,158,043)
                                                                                                 ---------------
Net Decrease in Net Assets from Operations                                                       $  (144,333,125)
                                                                                                 ===============


            See Notes to Financial Statements on Pages 19, 20 and 21

--------------------------------------------------------------------------------
International Equity Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                      For the              For the
                                                                                     year ended           year ended
                                                                                 September 30, 1998   September 30, 1997
                                                                                 ------------------   ------------------
Increase in Net Assets from:
Operations
   Net Investment Income                                                         $    19,824,918      $     4,290,878
   Net Realized Gain(Loss) from Investment, Option, Foreign Currency,
     Forward Foreign Currency Contracts and Foreign Futures Transactions             (57,508,505)          10,056,354
   Net Change in Unrealized Appreciation/Depreciation on Investments, Options,
     Foreign Currencies and Forward Foreign Currency Contracts                      (106,649,538)          85,109,689
                                                                                 ---------------      ---------------
Net (Increase) Decrease in Net Assets from Operations                               (144,333,125)          99,456,921
                                                                                 ---------------      ---------------
Capital Transactions
   Proceeds from Capital Invested                                                  2,330,783,580          476,033,118
   Value of Capital Withdrawn                                                       (926,603,490)        (167,898,538)
                                                                                 ---------------      ---------------
Net Increase in Net Assets from Capital Transactions                               1,404,180,090          308,134,580
                                                                                 ---------------      ---------------
Total Increase in Net Assets                                                       1,259,846,965          407,591,501
Net Assets
   Beginning of Year                                                                 572,404,862          164,813,361
                                                                                 ---------------      ---------------
   End of Year                                                                   $ 1,832,251,827      $   572,404,862
                                                                                 ===============      ===============



--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected ratios to average net assets and other supplemental data for periods indicated for the International Equity Portfolio.

                                                             For the years ended
                                                                September 30,                 For the period          For the
                                                     ----------------------------------     January 1, 1995 to      year ended
                                                        1998        1997       1996        September 30, 1995(+) December 31, 1994
                                                        ----        ----       ----        -------------------   -----------------
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)         $1,832,252   $572,405    $164,813           $83,313              $56,042
   Ratios to Average Net Assets:
      Net Investment Income                              1.52%      1.35%       1.76%            2.39%*                1.69%
      Expenses                                           0.66%      0.65%       0.65%            0.65%*                0.65%
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses
        by Bankers Trust                                 0.15%      0.17%       0.20%            0.22%*                0.24%
        Portfolio Turnover Rate                            65%        63%         68%               21%                  15%

-------------------
*   Annualized
(+) On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.

            See Notes to Financial Statements on Pages 19, 20 and 21

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and commenced operations on August 4, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Foreign Currency Transactions
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts
Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

J. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

an advisory fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.70% of the average daily net assets of the Portfolio. Prior to August 13, 1998, Bankers Trust voluntarily waived and reimbursed expenses of the Portfolio to the extent necessary, to limit all expenses to 0.65% of the average daily net assets of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund (the "Fund"), an open-end management investment company managed by Bankers Trust Company (the "Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio for the year ended September 30, 1998 amounted to $4,753,884.

The Portfolio is a participant with other affiliated entities in a revolving credit facility (the "revolver")and a discretionary demand line of credit facility collectively (the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A quarterly commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis and is apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1998, were $2,087,017,745 and $781,369,255, respectively.

The tax basis of investments held at September 30, 1998 amounted to $1,870,059,642. The aggregate gross unrealized appreciation for all investments was $113,857,813 and the aggregate gross depreciation for all investments was $101,792,949.

Note 4--Open Forward Foreign Currency Contracts
As of September 30, 1998, the International Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                    Net Unrealized
                                                                                                      Appreciation
Contracts to Deliver                        In Exchange For      Settlement Date    Value (US$)  (Depreciation) (US$)
---------------------------------------------------------------------------------------------------------------------
Sales
---------------------------------------------------------------------------------------------------------------------
German Deutsche Mark    275,200,000     US Dollar   153,314,763      10/23/98       164,958,341      (11,643,578)
German Deutsche Mark    161,860,000     US Dollar    93,581,384      10/23/98        97,020,920       (3,439,536)
Italian Lira          2,000,000,000     US Dollar     1,206,637      10/1/98          1,210,324           (3,687)
Dutch Guilder             1,800,000     US Dollar       952,482      10/1/98            954,857           (2,375)
Dutch Guilder            10,000,000     US Dollar     5,312,085      10/2/98          5,304,758            7,327
Singapore Dollar          2,000,000     US Dollar     1,193,317      10/1/98          1,187,155            6,162
---------------------------------------------------------------------------------------------------------------------
                                                                                    Total Sales      (15,075,687)
---------------------------------------------------------------------------------------------------------------------

Purchases
---------------------------------------------------------------------------------------------------------------------
Austrian Schilling       12,000,000     US Dollar     1,018,244      10/1/98          1,020,460            2,216
Austrian Schilling       10,600,000     US Dollar       902,512      10/2/98            901,407           (1,105)
Australian Dollar        20,000,000     US Dollar    11,948,000      10/1/98         11,846,000         (102,000)
Canadian Dollar             500,000     US Dollar       327,761      10/1/98            327,611             (150)
Finnish Markka            2,800,000     US Dollar       549,505      10/1/98            550,250              745
Finnish Markka            8,000,000     US Dollar     1,576,355      10/2/98          1,572,142           (4,213)
British Pound            10,000,000     US Dollar    17,120,000      10/1/98         16,994,000         (126,000)
British Pound            56,103,947     US Dollar    93,581,384      10/23/98        95,230,840        1,649,456
Greek Drachma            29,600,000     US Dollar       102,714      10/1/98            102,776               62
Irish Punt                  700,000     US Dollar     1,049,160      10/2/98          1,046,150           (3,010)
Japanese Yen            400,000,000     US Dollar     2,980,626      10/1/98          2,938,584          (42,042)
Japanese Yen            700,000,000     US Dollar     5,139,500      10/2/98          5,142,521            3,021
Portuguese Escudo     1,300,000,000     US Dollar     7,574,874      10/1/98          7,578,186            3,312
---------------------------------------------------------------------------------------------------------------------
                                                                                Total Purchases        1,380,292
---------------------------------------------------------------------------------------------------------------------
                                                                               Net Depreciation      (13,695,395)
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 5--Foreign Securities
The Portfolio invests in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

--------------------------------------------------------------------------------
International Equity Portfolio

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of the International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio (hereafter referred to as the "Portfolio") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998

                      This page intentionally left blank.

BT INSTITUTIONAL FUNDS
INTERNATIONAL EQUITY FUND

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Distributor
ICCDISTRIBUTORS, INC.
P.O. Box 7558
Portland, ME 04112-9892

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY 10019

                           --------------------------
For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313. This report must be preceded or accompanied by a current prospectus for the Fund.
                           --------------------------


                BT Institutional International Equity -- Class I CUSIP#055924856
                                                        Class II CUSIP#055924849
                                                            STA499/500200 (9/98)